Ivy Funds

Supplement dated November 14, 2014 to the

Ivy Emerging Markets Local Currency Debt Fund Prospectus

dated April 30, 2014

and as supplemented May 29, 2014 and September 24, 2014

The following replaces the second full paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks – Defining Risks – Market Risk” section on page 13:

A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the markets.

The following replaces the first bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Transactions — Class A or Class E (when offered) shares may be purchased at NAV through:” section on page 19:

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Exchange of Class A or Class E shares of any fund within Ivy Funds or shares of any fund within InvestEd Portfolios and, for clients of Waddell & Reed, Legend Equities Corporation (Legend) and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, Class A shares of any fund within Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

The following replaces the last sentence of the fourth paragraph of the “Your Account — Selling Shares” section on page 29:

Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.

The following replaces the first sentence of the second paragraph of the “Your Account — Exchange Privileges” section on page 32:

For clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with Waddell & Reed, these same exchange privileges for Class A and Class C shares also apply to the corresponding classes of shares of funds within Waddell & Reed Advisors Funds.

Supplement	Prospectus	1